               PROSPECTUS
-----------------------------------------
December 15, 1997, as amended May 4, 1998






            NEUBERGER&BERMAN
            EQUITY FUNDS-Registered Trademark-


   Neuberger&Berman
          FOCUS FUND

   Neuberger&Berman
          GENESIS FUND

   Neuberger&Berman
          GUARDIAN FUND

   Neuberger&Berman
          INTERNATIONAL FUND

   Neuberger&Berman
          MANHATTAN FUND

   Neuberger&Berman
          PARTNERS FUND

   Neuberger&Berman
          SOCIALLY RESPONSIVE FUND





                                                       No Sales Charges
                                                       No Redemption Fees
                                                       No 12b - 1 Fees

            Neuberger&Berman

EQUITY FUNDS

          No-Load Equity Funds

----------------------------------------------------------------------

Neuberger&Berman FOCUS                         Neuberger&Berman MANHATTAN
FUND-REGISTERED TRADEMARK-                     FUND-REGISTERED TRADEMARK-
Neuberger&Berman GENESIS                       Neuberger&Berman PARTNERS
FUND-REGISTERED TRADEMARK-                     FUND-REGISTERED TRADEMARK-
Neuberger&Berman GUARDIAN FUND-SM-             Neuberger&Berman SOCIALLY
Neuberger&Berman INTERNATIONAL                 RESPONSIVE
                 FUND-REGISTERED TRADEMARK-    FUND-REGISTERED TRADEMARK-

   INITIAL PURCHASE -- $1,000 MINIMUM
   AUTOMATIC INVESTING -- $100 MINIMUM PER MONTH
   GIFT PROGRAMS AND IRAS -- $250 MINIMUM
   CALL 800-877-9700

----------------------------------------------------------------------

   Each of the above-named funds (a "Fund") invests all of its net investable assets in its corresponding portfolio of Equity Managers Trust or, in the case of Neuberger& Berman International Fund, in the corresponding portfolio of Global Managers Trust (each a "Portfolio"). Equity Managers Trust and Global Managers Trust ("Managers Trusts") are open-end management investment companies managed by Neuberger& Berman Management Incorporated ("N&B Management"). Each Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. The investment performance of each Fund directly corresponds with the investment performance of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this structure that you should consider, see "Summary" on page 3, and "Information Regarding Organization, Capitalization, and Other Matters" on page 52.
   Please read this Prospectus before investing in any of the Funds and keep it for future reference. It contains information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Funds and Portfolios, dated December 15, 1997, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700.
   THE SEC MAINTAINS A WEBSITE (http://www.sec.gov) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS AND PORTFOLIOS.

           PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED MAY 4, 1998

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

    SUMMARY                                             3
The Funds and Portfolios;
 Risk Factors                                           3
Management                                              5
The Neuberger&Berman Investment Approach                5
    EXPENSE INFORMATION                                 7
Shareholder Transaction Expenses for Each Fund          7
Annual Fund Operating Expenses                          7
Example                                                 8
    FINANCIAL HIGHLIGHTS                                9
Selected Per Share Data and Ratios                      9
Focus Fund                                             10
Genesis Fund                                           11
Guardian Fund                                          12
International Fund                                     13
Manhattan Fund                                         14
Partners Fund                                          15
Socially Responsive Fund                               16
    INVESTMENT PROGRAMS                                21
Focus Portfolio                                        21
Genesis Portfolio                                      22
Guardian Portfolio                                     23
International Portfolio                                23
Manhattan Portfolio                                    24
Partners Portfolio                                     25
Socially Responsive Portfolio                          25
Special Considerations of Small-and Mid-Cap
 Company Stocks                                        27
Short-Term Trading;
 Portfolio Turnover                                    28
Borrowings                                             28
Other Investments                                      29
    PERFORMANCE INFORMATION                            30
Total Return Information                               32
    HOW TO BUY SHARES                                  33
By Mail                                                33
By Wire                                                33
By Telephone                                           34
By Exchanging Shares                                   34
Other Information                                      34

    HOW TO SELL SHARES                                 36
By Mail or Facsimile Transmission (Fax)                36
By Telephone                                           37
Other Information                                      38

    ADDITIONAL INFORMATION ON TELEPHONE
    TRANSACTIONS                                       39

    SHAREHOLDER SERVICES                               40
Automatic Investing and Dollar Cost Averaging          40
Exchange Privilege                                     40
Systematic Withdrawal Plans                            41
Retirement Plans                                       41
Electronic Bank Transfers                              42
Internet Access                                        42

    SHARE PRICES AND
    NET ASSET VALUE                                    43

    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES          44
Distribution Options                                   44
Taxes                                                  44

    MANAGEMENT AND ADMINISTRATION                      47
Trustees and Officers                                  47
Investment Manager, Administrator,
 Distributor, and Sub-Adviser                          47
Expenses                                               50
Transfer and Shareholder Servicing Arrangements        51

    INFORMATION REGARDING
    ORGANIZATION, CAPITALIZATION,
    AND OTHER MATTERS                                  52
The Funds                                              52
The Portfolios                                         52

    DESCRIPTION OF INVESTMENTS                         55

    USE OF JOINT PROSPECTUS AND STATEMENT OF
    ADDITIONAL INFORMATION                             63

    DIRECTORY                                          64

    FUNDS ELIGIBLE FOR EXCHANGE                        65

SUMMARY

          The Funds and Portfolios; Risk Factors

----------------------------------------------------------------------

   Each Fund is a series of Neuberger&Berman Equity Funds (the "Trust") and invests in its corresponding Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund
structure,   because  each  Fund  "feeds"  shareholders'  investments  into  its corresponding Portfolio, a "master" fund. The structure looks like this:
                           --------------------------
                                  SHAREHOLDERS
                           --------------------------
                                       BUY SHARES IN
                           --------------------------
                                     FUNDS
                           --------------------------
                                         INVEST IN
                           --------------------------
                                   PORTFOLIOS
                           --------------------------
                                         INVEST IN
                           --------------------------
                           STOCKS & OTHER SECURITIES
                           --------------------------

   The trustees who oversee the Funds believe that this structure may benefit shareholders; investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Funds and the Portfolios, including certain features of the master/feeder fund structure, see "Information Regarding Organization, Capitalization, and Other Matters" on page 52. An investment in any Fund involves certain risks, depending upon the types of investments made by its corresponding Portfolio. For more details about each Portfolio, its investments and their risks, see "Investment Programs" on page 21 and "Description of Investments" on page 55.
   The following table is a summary highlighting features of the Funds and their corresponding Portfolios. You may want to invest in a variety of Funds to fit your particular investment needs. Of course, there can be no assurance that a Fund will meet its investment objective.

NEUBERGER&BERMAN    INVESTMENT              PORTFOLIO
EQUITY FUNDS        STYLE                   CHARACTERISTICS
------------------------------------------------------------------------------------
GUARDIAN FUND       Broadly diversified,    A growth and income fund that invests
                    large-cap value fund.   primarily in stocks of established,
                                            high-quality companies that are not well
                                            followed on Wall Street or are
                                            temporarily out of favor.
FOCUS FUND          Large-cap value fund,   Invests principally in common stocks
                    more concentrated       selected from 13 multi-industry sectors
                    portfolio than          of the economy. To maximize potential
                    Guardian.               return, the Portfolio normally makes at
                                            least 90% of its investments in not more
                                            than six sectors of the economy believed
                                            by the portfolio managers to be
                                            undervalued.
GENESIS FUND        Broadly diversified,    Invests primarily in stocks of companies
(CLOSED TO MOST     small-cap value fund.   with small market capitalizations (up to
NEW INVESTORS. FOR                          $1.5 billion at the time of the
MORE INFORMATION,                           Portfolio's investment). Portfolio
SEE PAGE 35.)                               managers seek to buy the stocks of
                                            strong companies with a history of solid
                                            performance and a proven management
                                            team, which are selling at attractive
                                            prices.
INTERNATIONAL FUND  Broadly diversified,    Seeks long-term capital appreciation by
                    medium- to large-cap    investing primarily in foreign stocks,
                    international equity    both in developed economies and in
                    fund. Capitalization    emerging markets. Portfolio manager
                    is determined in        seeks undervalued companies in countries
                    relation to the         with strong potential for growth.
                    principal market in
                    which securities are
                    traded.
MANHATTAN FUND      Broadly diversified,    Invests in securities believed to have
                    medium-cap growth       the maximum potential for long-term
                    fund.                   capital appreciation. Portfolio managers
                                            seek stocks of companies that are
                                            projected to grow at above-average rates
                                            and that appear to the managers poised
                                            for a period of accelerated earnings.
PARTNERS FUND       Broadly diversified,    Seeks capital growth through an approach
                    medium- to large-cap    that is intended to increase capital
                    value fund.             with reasonable risk. Portfolio managers
                                            look at fundamentals, focusing
                                            particularly on cash flow, return on
                                            capital, and asset values.
SOCIALLY            Broadly diversified,    Seeks long-term capital appreciation by
RESPONSIVE FUND     medium- to large-cap    investing in common stocks of companies
                    value fund.             that meet both financial and social
                                            criteria.

          Management

----------------------------------------------------------------------

   N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolios. N&B Management also provides administrative services to the Portfolios and the Funds and acts as distributor of Fund shares. See "Management and Administration" on page 47. If you want to know how to buy and sell shares of the Funds or exchange them for shares of other Neuberger&Berman Funds-Registered Trademark-, see "How to Buy Shares" on page 33, "How to Sell Shares" on page 36, and "Shareholder Services -- Exchange Privilege" on page 40.

          The Neuberger&Berman Investment Approach

----------------------------------------------------------------------

   While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value or growth.
   A value-oriented portfolio manager buys stocks that are selling for a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.
   Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). A value-oriented manager believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when N&B Management believes they have reached their potential.
   While a value approach concentrates on securities that are undervalued in relation to their fundamental economic values, a growth approach seeks stocks of companies that N&B Management projects will grow at above-average rates and faster than others expect. While a growth portfolio manager may be willing to pay a higher multiple of earnings per share than a value manager, the multiple tends to be reasonable relative to the manager's expectation of the company's earnings growth rate.
   In general, Neuberger&Berman FOCUS, Neuberger&Berman GENESIS, Neuberger&Berman GUARDIAN, Neuberger&Berman PARTNERS and Neuberger& Berman SOCIALLY RESPONSIVE Portfolios adhere to a value-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio adheres to a growth-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio is therefore willing to invest in securities with prices that are higher multiples of earnings than securities likely to be purchased by the other Portfolios, but generally buys companies that are projected by N&B Management to have higher earnings growth rates.
   Neuberger&Berman INTERNATIONAL Portfolio uses an investment process that includes a combination of country selection and individual security selection primarily based on a value-oriented investment approach.

EXPENSE INFORMATION
   This section gives you certain information about the expenses of each Fund and its corresponding Portfolio. See "Performance Information" for important facts about the investment performance of each Fund, after taking expenses into account.

          Shareholder Transaction Expenses for Each Fund

----------------------------------------------------------------------

   As shown by this table, the Funds impose no transaction charges when you buy or sell Fund shares.

Sales Charge Imposed on Purchases                    NONE
Sales Charge Imposed on Reinvested Dividends         NONE
Deferred Sales Charges                               NONE
Redemption Fees                                      NONE
Exchange Fees                                        NONE

   If you want to redeem shares by wire transfer, the Funds' transfer agent charges a fee (currently $8.00) for each wire redemption. Shareholders who have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value are not charged for wire redemptions; the $8.00 fee is borne by N&B Management.

          Annual Fund Operating Expenses
          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

--------------------------------------------------------------------------------

   The following table shows annual operating expenses for each Fund which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the operating expenses of its corresponding Portfolio ("Total Operating
Expenses"). "Total Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses.
   Each Fund pays N&B Management an administration fee based on the Fund's average daily net assets. Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the corresponding Fund. "Management and Administration Fees" in the following table (except with respect to Neuberger&Berman GENESIS Fund) are based upon administration fees incurred by each Fund and management fees incurred by its corresponding Portfolio during the past fiscal year. Management and Administration Fees for Neuberger&Berman GENESIS Fund have been restated based on current fee rates. For more information, see "Management and Administration" and the SAI.
   The Funds and Portfolios incur other expenses for things such as accounting and legal fees, transfer agency fees, custodial fees, printing and furnishing shareholder statements and Fund reports and compensating trustees who are not affiliated with N&B Management ("Other Expenses"). Other Expenses in the following table (except with respect to Neuberger&Berman SOCIALLY RESPONSIVE
Fund) are based on
each Fund's and Portfolio's expenses for the past fiscal year. Other Expenses for Neuberger&Berman SOCIALLY RESPONSIVE Fund have been restated based on current expense levels. All expenses are factored into the Funds' share prices and dividends and are not charged directly to Fund shareholders.

NEUBERGER&BERMAN                       MANAGEMENT AND      12b-1   OTHER    TOTAL OPERATING
EQUITY FUNDS                         ADMINISTRATION FEES   FEES   EXPENSES     EXPENSES
-------------------------------------------------------------------------------------------
FOCUS FUND                                  0.76%          None    0.10%         0.86%
GENESIS FUND                                1.07%          None    0.19%         1.26%
GUARDIAN FUND                               0.70%          None    0.10%         0.80%
INTERNATIONAL FUND                          1.11%          None    0.59%         1.70%
MANHATTAN FUND                              0.79%          None    0.19%         0.98%
PARTNERS FUND                               0.72%          None    0.09%         0.81%
SOCIALLY RESPONSIVE FUND                    0.81%          None    0.39%         1.20%

   For more information, see "Expenses" on page 50.

          Example

----------------------------------------------------------------------

   To illustrate the effect of Total Operating Expenses, let's assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in each Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

NEUBERGER&BERMAN
EQUITY FUNDS                               1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
FOCUS FUND                                  $ 9        $27        $48       $106

GENESIS FUND                                $13        $40        $69       $152

GUARDIAN FUND                               $ 8        $26        $44       $ 99

INTERNATIONAL FUND                          $17        $54        $92       $201

MANHATTAN FUND                              $10        $31        $54       $120

PARTNERS FUND                               $ 8        $26        $45       $100

SOCIALLY RESPONSIVE FUND                    $12        $38        $66       $145

   The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

FINANCIAL HIGHLIGHTS

          Selected Per Share Data and Ratios

----------------------------------------------------------------------

   The financial information in the following tables is for each Fund as of August 31, 1997 and includes data related to each Fund (except Neuberger&Berman INTERNATIONAL Fund and Neuberger&Berman SOCIALLY RESPONSIVE Fund) before it was converted into a series of the Trust on August 2, 1993. Neuberger&Berman SOCIALLY RESPONSIVE Fund commenced operations on March 16, 1994. Neuberger&Berman INTERNATIONAL Fund commenced operations on June 15, 1994. This information has been audited by the Funds' respective independent auditors/accountants. You may obtain, at no cost, further information about the performance of the Funds in their annual report to shareholders. The auditors'/accountants' reports are incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for a free copy of the annual report and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Focus Fund(1)
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          Period from
                                                                        October 1, 1992
                                        Year Ended August 31,            to August 31,           Year Ended September 30,
                                1997(2)   1996(2)   1995(2)   1994(2)       1993(2)        1992    1991    1990    1989    1988
                                -------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $  28.46  $  28.88  $24.42    $24.00        $19.31        $18.91  $16.66  $19.01  $16.60   $20.10
                                -------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income            .08       .19     .17       .21           .23           .29     .38     .44     .46      .46
    Net Gains or Losses on
     Securities
     (both realized and
     unrealized)                   12.00       .85    5.97      2.16          4.65          2.62    2.96   (1.84)   4.83    (2.98)
                                -------------------------------------------------------------------------------------------------
      Total From Investment
       Operations                  12.08      1.04    6.14      2.37          4.88          2.91    3.34   (1.40)   5.29    (2.52)
                                -------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)             (.22)     (.11)   (.20)     (.25)         (.04)         (.31)   (.37)   (.39)   (.49)    (.47)
    Distributions (from net
     capital gains)                (1.43)    (1.35)  (1.48)    (1.70)         (.15)        (2.20)   (.72)   (.56)  (2.39)    (.51)
                                -------------------------------------------------------------------------------------------------
      Total Distributions          (1.65)    (1.46)  (1.68)    (1.95)         (.19)        (2.51)  (1.09)   (.95)  (2.88)    (.98)
                                -------------------------------------------------------------------------------------------------
Net Asset Value, End of Year    $  38.89  $  28.46  $28.88    $24.42        $24.00        $19.31  $18.91  $16.66  $19.01   $16.60
                                -------------------------------------------------------------------------------------------------
Total Return(3)                   +43.92%    +3.70% +27.47%   +10.35%       +25.39%(4)    +15.51% +20.20%  -7.54% +32.23%  -12.44%
                                -------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year
     (in millions)              $1,411.9  $1,071.4  $956.0    $643.9        $573.9        $439.2  $399.2  $368.6  $441.3   $375.2
                                -------------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average
     Net Assets(5)                   .86%      .89%     --        --            --            --      --      --      --       --
                                -------------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average
     Net Assets                      .86%      .89%    .87%      .85%          .92%(6)       .91%    .93%    .92%    .99%    1.01%
                                -------------------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income to Average Net
     Assets                          .21%      .69%    .75%      .89%         1.18%(6)      1.46%   2.01%   2.34%   2.39%    2.64%
                                -------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)        --        --      --        --            52%           77%     60%     66%     60%      66%
                                -------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Genesis Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                      Period from
                                                                                                     August 1, 1993
                                                           Year Ended August 31,                     to August 31,
                                            1997(2)        1996(2)        1995(2)        1994(2)        1993(2)
                                           ------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 10.91        $  9.52        $  8.27        $  8.62           $ 8.30
                                           ------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.01)          (.01)            --           (.01)              --
    Net Gains or Losses on Securities
     (both realized and unrealized)           4.80           1.95           1.56            .42              .32
                                           ------------------------------------------------------------------------
      Total From Investment Operations        4.79           1.94           1.56            .41              .32
                                           ------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --             --             --           (.01)              --
    Distributions (from net capital
     gains)                                   (.15)          (.55)          (.31)          (.75)              --
                                           ------------------------------------------------------------------------
      Total Distributions                     (.15)          (.55)          (.31)          (.76)              --
                                           ------------------------------------------------------------------------
Net Asset Value, End of Year               $ 15.55        $ 10.91        $  9.52        $  8.27           $ 8.62
                                           ------------------------------------------------------------------------
Total Return(3)                             +44.32%        +21.32%        +19.69%         +4.77%           +3.86%(4)
                                           ------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                             $ 718.1        $ 195.4        $ 111.5        $ 135.6           $118.5
                                           ------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                            1.17%          1.28%            --             --               --
                                           ------------------------------------------------------------------------
    Ratio of Net Expenses to Average
     Net Assets                               1.16%(8)       1.28%(8)       1.35%(8)       1.36%            1.51%(6)
                                           ------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets             (.08%)(8)      (.18%)(8)      (.16%)(8)      (.20%)           (.08%)(6)
                                           ------------------------------------------------------------------------
    Portfolio Turnover Rate(7)                  --             --             --             --               --
                                           ------------------------------------------------------------------------

                                                                                                       Period From
                                                                                                      September 27,
                                                                                                       1988(10) to
                                                            Year Ended July 31,                          July 31,
                                             1993          1992           1991           1990              1989

                                           -------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $   7.10      $    6.41      $    5.78      $    6.25           $ 5.00

                                           -------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                .01           (.01)           .03            .02              .02
    Net Gains or Losses on Securities
     (both realized and unrealized)            1.19            .80            .64           (.35)            1.24
                                           -------------------------------------------------------------------------

      Total From Investment Operations         1.20            .79            .67           (.33)            1.26

                                           -------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     --           (.01)          (.04)          (.02)            (.01)
    Distributions (from net capital
     gains)                                      --           (.09)            --           (.12)              --
                                           -------------------------------------------------------------------------

      Total Distributions                        --           (.10)          (.04)          (.14)            (.01)

                                           -------------------------------------------------------------------------
Net Asset Value, End of Year               $   8.30      $    7.10      $    6.41      $    5.78           $ 6.25

                                           -------------------------------------------------------------------------
Total Return(3)                              +16.90%        +12.38%        +11.80%         -5.33%          +25.24%(4)

                                           -------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                             $  113.5      $    72.2      $    27.8      $    20.8           $ 18.1

                                           -------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               --             --             --             --               --

                                           -------------------------------------------------------------------------
    Ratio of Net Expenses to Average
     Net Assets                                1.65%          2.00%(8)       2.00%(8)       2.00%(8)         2.00%(6)(8)

                                           -------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets               .15%          (.14%)(8)       .60%(8)        .41%(8)          .51%(6)(8)

                                           -------------------------------------------------------------------------
    Portfolio Turnover Rate(7)                   54%           %23            %46            %37               10%

                                           -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS(9)
Neuberger&Berman
          Guardian Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                    Period from
                                                                                                  November 1, 1989     Year Ended
                                                     Year Ended August 31,                         to August 31,      October 31,
                                1997(2)   1996(2)   1995(2)   1994(2)   1993(2)    1992    1991         1990          1989    1988
                                ---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $ 23.78   $ 23.61   $ 19.52   $ 18.57   $ 15.73   $14.90  $11.90       $13.20        $12.31  $11.08
                                ---------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income           .15       .31       .27       .24       .30      .29     .32          .31           .35     .35
    Net Gains or Losses on
     Securities (both realized
     and unrealized)               8.96       .90      4.30      1.41      3.45     1.71    3.20        (1.36)         2.08    2.55
                                ---------------------------------------------------------------------------------------------------
      Total From Investment
       Operations                  9.11      1.21      4.57      1.65      3.75     2.00    3.52        (1.05)         2.43    2.90
                                ---------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)            (.24 )    (.28 )    (.25 )    (.30 )    (.25 )   (.26)   (.35)        (.25)         (.36)   (.36)
    Distributions (from net
     capital gains)               (1.24 )    (.76 )    (.23 )    (.40 )    (.66 )   (.91)   (.17)          --         (1.18)  (1.31)
                                ---------------------------------------------------------------------------------------------------
      Total Distributions         (1.48 )   (1.04 )    (.48 )    (.70 )    (.91 )  (1.17)   (.52)        (.25)        (1.54)  (1.67)
                                ---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year    $ 31.41   $ 23.78   $ 23.61   $ 19.52   $ 18.57   $15.73  $14.90       $11.90        $13.20  $12.31
                                ---------------------------------------------------------------------------------------------------
Total Return(3)                  +39.69%    +5.27%   +24.06%    +9.12%   +24.43%  +13.88% +30.48%       -8.08%(4)    +19.91% +26.79%
                                ---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year
     (in millions)              $6,475.1  $4,905.2  $3,947.5  $2,416.5  $1,787.0  $802.9  $628.6       $496.3        $569.3  $539.1
                                ---------------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average Net Assets(5)          .80%      .82%       --        --        --       --      --           --            --      --
                                ---------------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average Net Assets             .80%      .82%      .80%      .80%      .81%     .82%    .84%         .86%(6)       .84%    .84%
                                ---------------------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income to Average Net
     Assets                         .55%     1.37%     1.40%     1.36%     2.01%    1.90%   2.46%        2.89%(6)      2.59%   2.80%
                                ---------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)       --        --        --        --        27%      41%     59%          58%           52%     73%
                                ---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          International Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                Period from
                                                                                                             June 15, 1994(10)
                                                                                 Year Ended August 31,         to August 31,
                                                                                1997      1996      1995           1994
                                                                               -----------------------------------------------
Net Asset Value, Beginning of Year                                             $11.91    $10.70    $10.46         $10.00
                                                                               -----------------------------------------------
Income From Investment Operations
    Net Investment Income                                                          --       .01       .06            .01
    Net Gains or Losses on Securities (both realized and unrealized)             2.94      1.24       .21            .45
                                                                               -----------------------------------------------
      Total From Investment Operations                                           2.94      1.25       .27            .46
                                                                               -----------------------------------------------
Less Distributions
    Dividends (from net investment income)                                       (.02)     (.04)     (.03)            --
                                                                               -----------------------------------------------
Net Asset Value, End of Year                                                   $14.83    $11.91    $10.70         $10.46
                                                                               -----------------------------------------------
Total Return(3)                                                                +24.71%   +11.73%    +2.60%         +4.60%(4)
                                                                               -----------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                                      $115.4    $ 57.0    $ 26.4         $  6.2
                                                                               -----------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                             1.70%     1.70%       --             --
                                                                               -----------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)                               1.70%     1.70%     1.70%          1.70%(6)
                                                                               -----------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net Assets(8)               (.02%)     .24%      .73%           .57%(6)
                                                                               -----------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Manhattan Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                       Year Ended
                                                                Year Ended August 31,                                 December 31,
                                     1997(2)   1996(2)   1995(2)   1994(2)   1993(2)      1992    1991   1990(11)     1989    1988
                                     ----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $11.94    $13.27    $11.28    $12.94    $11.59      $11.55  $ 9.46  $10.44      $ 9.04  $ 7.81
                                     ----------------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)       (.03)     (.04)       --       .02       .02         .06     .13     .10         .18     .17
    Net Gains or Losses on
     Securities
     (both realized and unrealized)    4.26      (.33)     2.70       .40      3.06         .49    2.27   (1.08)       2.45    1.26
                                     ----------------------------------------------------------------------------------------------
      Total From Investment
       Operations                      4.23      (.37)     2.70       .42      3.08         .55    2.40    (.98)       2.63    1.43
                                     ----------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                             --        --      (.01)     (.02)     (.05)       (.11)   (.16)     --        (.18)   (.16)
    Distributions (from net capital
     gains)                           (1.66)     (.96)     (.70)    (2.06)    (1.68)       (.40)   (.15)     --       (1.05)   (.04)
                                     ----------------------------------------------------------------------------------------------
      Total Distributions             (1.66)     (.96)     (.71)    (2.08)    (1.73)       (.51)   (.31)     --       (1.23)   (.20)
                                     ----------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $14.51    $11.94    $13.27    $11.28    $12.94      $11.59  $11.55  $ 9.46      $10.44  $ 9.04
                                     ----------------------------------------------------------------------------------------------
Total Return(3)                      +38.75%    -2.91%   +26.00%    +3.49%   +27.76%      +4.74% +26.17%  -9.39%(4)  +29.09% +18.31%
                                     ----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                       $570.4    $516.2    $612.0    $510.3    $537.6      $400.7  $429.0  $355.6      $404.7  $341.7
                                     ----------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average
     Net Assets(5)                      .99%      .98%       --        --        --          --      --      --          --      --
                                     ----------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average
     Net Assets                         .98%      .98%      .98%      .96%     1.04%       1.07%   1.09%   1.14%(6)    1.12%   1.18%
                                     ----------------------------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss)
     to Average Net Assets             (.20%)    (.27%)     .03%      .16%      .20%        .57%   1.28%   1.44%(6)    1.60%   1.55%
                                     ----------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)           --        --        --        --        76%(6)      83%     78%     91%(6)      77%     70%
                                     ----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Partners Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                    Period from
                                                                   July 1, 1993
                              Year Ended August 31,                to August 31,                 Year Ended June 30,
                           1997(2)   1996(2)   1995(2)   1994(2)      1993(2)        1993     1992    1991    1990    1989    1988
                           --------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year         $  23.88  $  23.72  $  21.32  $  22.46    $  20.98      $  18.96  $17.80  $18.11  $19.04  $16.84  $20.83
                           --------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income       .19       .22       .17       .10         .02           .16     .23     .50     .83     .71     .55
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)              10.36      2.84      3.94      1.07        1.46          3.84    2.05     .27     .68    2.14   (1.05)
                           --------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations             10.55      3.06      4.11      1.17        1.48          4.00    2.28     .77    1.51    2.85    (.50)
                           --------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)        (.22)     (.20)     (.11)     (.11)         --          (.19)   (.34)   (.74)   (.76)   (.65)   (.70)
    Distributions (from
     net capital gains)       (2.61)    (2.70)    (1.60)    (2.20)         --         (1.79)   (.78)   (.34)  (1.68)     --   (2.79)
                           --------------------------------------------------------------------------------------------------------
      Total Distributions     (2.83)    (2.90)    (1.71)    (2.31)         --         (1.98)  (1.12)  (1.08)  (2.44)   (.65)  (3.49)
                           --------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                      $  31.60  $  23.88  $  23.72  $  21.32    $  22.46      $  20.98  $18.96  $17.80  $18.11  $19.04  $16.84
                           --------------------------------------------------------------------------------------------------------
Total Return(3)              +47.11%   +13.86%   +21.53%    +5.56%      +7.05%(4)    +21.78% +13.23%  +5.14%  +8.11% +17.59%  -2.73%
                           --------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Year
     (in millions)         $3,103.7  $1,871.9  $1,564.0  $1,335.9    $1,185.1      $1,085.6  $852.9  $823.5  $793.8  $743.0  $718.8
                           --------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to
     Average Net
     Assets(5)                  .81%      .84%       --        --          --            --      --      --      --      --      --
                           --------------------------------------------------------------------------------------------------------
    Ratio of Net Expenses
     to
     Average Net Assets         .81%      .84%      .83%      .81%        .84%(6)       .86%    .86%    .88%    .91%    .97%    .95%
                           --------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     to Average Net
     Assets                     .72%      .93%      .83%      .48%        .59%(6)       .83%   1.23%   2.84%   4.53%   3.96%   3.28%
                           --------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(7)                     --        --        --        --           6%           82%     97%    161%    136%    157%    210%
                           --------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Socially Responsive Fund
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                           Period from
                                                                                                        March 16, 1994(10)
                                                                            Year Ended August 31,         to August 31,
                                                                           1997      1996      1995            1994
                                                                          ------------------------------------------------
Net Asset Value, Beginning of Year                                        $13.88    $11.84    $10.07          $10.00
                                                                          ------------------------------------------------
Income From Investment Operations
    Net Investment Income                                                    .03       .02       .03             .01
    Net Gains or Losses on Securities (both realized and unrealized)        4.33      2.35      1.76             .06
                                                                          ------------------------------------------------
      Total From Investment Operations                                      4.36      2.37      1.79             .07
                                                                          ------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                  (.03)     (.02)     (.02)             --
    Distributions (from net capital gains)                                  (.42)     (.31)       --              --
                                                                          ------------------------------------------------
      Total Distributions                                                   (.45)     (.33)     (.02)             --
                                                                          ------------------------------------------------
Net Asset Value, End of Year                                              $17.79    $13.88    $11.84          $10.07
                                                                          ------------------------------------------------
Total Return(3)                                                           +31.96%   +20.19%   +17.82%          +0.70%(4)
                                                                          ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                                 $ 59.7    $ 32.9    $  8.2          $  2.3
                                                                          ------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                        1.49%     1.50%       --              --
                                                                          ------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)                          1.48%     1.50%     1.51%           1.50%(6)
                                                                          ------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets(8)                  .23%      .19%      .36%            .50%(6)
                                                                          ------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

1) Prior to January 1, 1995, the name of Neuberger&Berman Focus Fund was Neuberger&Berman Selected Sectors Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Neuberger&Berman INTERNATIONAL Fund and Neuberger&Berman SOCIALLY RESPONSIVE Fund, total return would have been lower if N&B Management had not reimbursed certain expenses. For Neuberger&Berman GENESIS Fund, total return would have been lower if N&B Management had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. For Neuberger&Berman GENESIS Fund, Neuberger&Berman INTERNATIONAL Fund, and Neuberger&Berman SOCIALLY RESPONSIVE Fund, these ratios reflect the reimbursement of certain expenses or the waiver of a portion of the management fee.
6) Annualized.
7) Each Fund (except Neuberger&Berman INTERNATIONAL Fund and Neuberger& Berman SOCIALLY RESPONSIVE Fund) transferred all of its investment securities into its corresponding Portfolio on August 2, 1993. After that date each Fund has invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, has engaged in securities transactions. Therefore, after that date no Fund has calculated a portfolio turnover rate or paid any brokerage commissions. The portfolio turnover rates for each Portfolio were as follows:

                                                                                            Period from
                                                                                          August 2, 1993
                                                             Year Ended August 31,         to August 31,
                                                          1997    1996    1995    1994         1993
---------------------------------------------------------------------------------------------------------
Neuberger&Berman FOCUS Portfolio                          63%     39%     36%     52%           4%

Neuberger&Berman GENESIS Portfolio                        18%     21%     37%     63%           3%

Neuberger&Berman GUARDIAN Portfolio                       50%     37%     26%     24%           3%

Neuberger&Berman MANHATTAN Portfolio                      89%     53%     44%     50%           3%

Neuberger&Berman PARTNERS Portfolio                       77%     96%     98%     75%           8%

      The portfolio turnover rates for Neuberger&Berman INTERNATIONAL Portfolio for the period June 15, 1994 (commencement of operations) to August 31, 1994 and the years ended August 31, 1995, 1996, and 1997 were 5%, 41%, 45%, and 37%, respectively. The portfolio turnover rates for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio for the period March 14, 1994 (commencement of operations) to August 31, 1994 and the years ended August 31, 1995, 1996, and 1997 were 14%, 58%, 53%, and 51%, respectively.
      The average commission rates paid by each Portfolio were as follows:

                                                             Year Ended August 31,
                                                               1997         1996
------------------------------------------------------------------------------------
Neuberger&Berman FOCUS Portfolio                             $  0.0555    $  0.0578

Neuberger&Berman GENESIS Portfolio                           $  0.0565    $  0.0576

Neuberger&Berman GUARDIAN Portfolio                          $  0.0538    $  0.0580

Neuberger&Berman INTERNATIONAL Portfolio                     $  0.0161    $  0.0150

Neuberger&Berman MANHATTAN Portfolio                         $  0.0573    $  0.0373

Neuberger&Berman PARTNERS Portfolio                          $  0.0522    $  0.0494

Neuberger&Berman SOCIALLY RESPONSIVE Portfolio               $  0.0568    $  0.0587

8) After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                             Period from
                                                     Year Ended          September 27, 1988
                                                      July 31,               to July 31,
NEUBERGER&BERMAN GENESIS FUND                      1991        1990             1989
--------------------------------------------------------------------------------------------
Net Expenses                                       2.16%       2.40%                  3.79%
                                                 -------------------------------------------
Net Investment Income (Loss)                        .44%        .01%                 (1.28%)
                                                 -------------------------------------------

      Had Neuberger&Berman GENESIS Fund not reimbursed N&B Management, the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                                 Year Ended
                                                  July 31,
                                                    1992
------------------------------------------------------------
Net Expenses                                          1.65%
                                                       -----
Net Investment Income                                  .21%
                                                       -----

      Had N&B Management not waived a portion of the management fee borne directly by Neuberger&Berman GENESIS Portfolio, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                          Year Ended
                                                          August 31,
                                                  1997       1996       1995
-----------------------------------------------------------------------------
Net Expenses                                      1.26%      1.38%      1.38%
                                                 ----------------------------
Net Investment Loss                               (.18%)     (.28%)     (.19%)
                                                 ----------------------------

      After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                        Period from
                                                    Year Ended         June 15, 1994
                                                    August 31,         to August 31,
NEUBERGER&BERMAN INTERNATIONAL FUND               1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      2.28%      2.31%             2.50%
                                                 ------------------------------------
Net Investment Income (Loss)                      (.34%)      .12%             (.23%)
                                                 ------------------------------------

                                                                        Period from
                                                    Year Ended         March 16, 1994
                                                    August 31,         to August 31,
NEUBERGER&BERMAN SOCIALLY RESPONSIVE FUND         1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      1.69%      2.50%             2.50%
                                                 ------------------------------------
Net Investment Income (Loss)                       .00%      (.63%)            (.50%)
                                                 ------------------------------------

      Had Neuberger&Berman INTERNATIONAL Fund not repaid N&B Management for certain expenses previously reimbursed by N&B Management, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    1997
------------------------------------------------------------
Net Expenses                                          1.69%
                                                       -----
Net Investment Loss                                   (.01%)
                                                       -----

      Had Neuberger&Berman SOCIALLY RESPONSIVE Fund not repaid N&B Management for certain expenses previously reimbursed by N&B Management, the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    1997
------------------------------------------------------------
Net Expenses                                          1.20%
                                                       -----
Net Investment Income                                  .51%
                                                       -----

 9) Adjusted for a 200% stock dividend effective January 20, 1993.
10) The date investment operations commenced.
11) For the eight-month period ended August 31, 1990.

INVESTMENT PROGRAMS
   The investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Each Fund invests only in its corresponding Portfolio. Therefore, the following shows you the kinds of securities in which each Portfolio invests. For an explanation of some types of investments, see "Description of Investments" on page 55.
   Investment policies and limitations of the Funds and Portfolios are not fundamental unless otherwise specified in this Prospectus or the SAI. Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the Trust or of the corresponding Managers Trust without shareholder approval.
   The investment objectives of the Funds and Portfolios are not fundamental. There can be no assurance that the Funds or Portfolios will achieve their objectives. Each Fund, by itself, does not represent a comprehensive investment program.
   Additional investment techniques, features, and limitations concerning the Portfolios' investment programs are described in the SAI.

          Neuberger&Berman Focus Portfolio

----------------------------------------------------------------------

   The  investment   objective   of   Neuberger&Berman   FOCUS   Portfolio   and
Neuberger&Berman FOCUS Fund is to seek long-term capital appreciation.
   Neuberger&Berman   FOCUS  Portfolio  invests  principally  in  common  stocks selected from the following 13 multi-industry sectors of the economy:

/ / Autos & Housing             / / Health Care            / / Technology
/ / Consumer Goods & Services   / / Heavy Industry         / / Transportation
/ / Defense & Aerospace         / / Machinery & Equipment  / / Utilities
/ / Energy                      / / Media & Entertainment
/ / Financial Services          / / Retailing

   To maximize potential return, the Portfolio normally makes at least 90% of its investments in not more than six sectors it identifies as undervalued. Where a particular industry may fall within more than one sector, N&B Management uses its judgment and experience to determine the placement of that industry within a sector. The Portfolio uses the value-oriented investment approach to identify stocks believed to be undervalued, including stocks that are temporarily out of favor in the market. The Portfolio then focuses its investments in the sectors in which the undervalued stocks are clustered. These sectors are believed to offer the greatest potential for capital growth. This investment approach is different from that of most other mutual funds that emphasize sector investment. Those funds either invest in only a single economic sector or choose a number of sectors by analyzing general economic trends. Further information on the
Portfolio's securities holdings and their allocation by sector as of the end of the Fund's most recent fiscal year is included in the Fund's annual report to shareholders, which is available at no cost upon request. The sectors are more fully described in the SAI.
   The Portfolio may be affected more by any single economic, political, or regulatory development than a more diversified mutual fund. The risk of decline in the Portfolio's asset value due to an adverse development may be partially offset by the value-oriented investment approach. To further reduce this risk, the Portfolio may not purchase any security if, as a result, (1) more than 50% of its total assets would be invested in any one sector, or (2) 25% or more of its total assets would be invested in the securities of companies having their principal business activities in any one industry (this policy is fundamental).

          Neuberger&Berman Genesis Portfolio

----------------------------------------------------------------------

   (CLOSED TO MOST NEW INVESTORS. FOR MORE INFORMATION, SEE PAGE 35.)
   The investment objective of Neuberger&Berman GENESIS Portfolio and Neuberger&Berman GENESIS Fund is to seek capital appreciation.
   Neuberger&Berman GENESIS Portfolio invests primarily in common stocks of companies with small market capitalizations ("small-cap companies"). Market capitalization means the total market value of a company's outstanding common stock. The Portfolio regards companies with market capitalizations of up to $1.5 billion at the time of the Portfolio's investment as small-cap companies. Companies whose market capitalizations exceed $1.5 billion after purchase continue to be considered small-cap companies for purposes of the Portfolio's investment policies. There is no necessary correlation between market capitalization and the financial attributes -- such as levels of assets, revenues or income -- commonly used to measure the size of a company.
   Studies indicate that the market values of small-cap company stocks, such as those included in the Russell 2000 Index and the Wilshire 1750 Index or quoted on Nasdaq, are out-of-sync with larger capitalization stocks. Over the last 30 years, small-cap company stocks have outperformed larger capitalization stocks about two-thirds of the time, even though small-cap stocks have usually declined more than larger capitalization stocks in declining markets. There can be no assurance that this pattern will continue.
   The Portfolio tries to enhance the potential for appreciation and limit the risk of decline in the value of its securities by employing the value-oriented investment approach. The Portfolio seeks securities that appear to be underpriced and are issued by companies with proven management, sound finances, and strong potential for market growth. To reduce risk, the Portfolio diversifies its holdings among many companies and industries. The Portfolio focuses on the fundamentals of each small-cap company, instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Portfolio's securities are generally selected with the belief that they are currently undervalued, based on EXISTING conditions.
   For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27.

          Neuberger&Berman Guardian Portfolio

----------------------------------------------------------------------

   The investment objective of Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund is to seek capital appreciation and, secondarily, current income.
   Neuberger&Berman GUARDIAN Portfolio invests primarily in common stocks of long-established, high-quality companies. The Portfolio uses the value-oriented investment approach in selecting securities. Thus, N&B Management looks for such factors as low price-to-earnings ratios, strong balance sheets, solid managements, and consistent earnings.
   The Fund has paid its shareholders an income dividend every quarter and a capital gain distribution every year since its inception in 1950. Of course, this past record does not necessarily predict the Fund's future practices.

          Neuberger&Berman International Portfolio

----------------------------------------------------------------------

   The investment objective of Neuberger&Berman INTERNATIONAL Portfolio and Neuberger&Berman INTERNATIONAL Fund is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include non-U.S. governments, their agencies, and instrumentalities.
   Neuberger&Berman INTERNATIONAL Portfolio invests primarily in equity securities of medium- to large-capitalization companies traded on foreign exchanges. A company's capitalization is determined in relation to the principal market in which its securities are traded. The strategy of N&B Management is to select attractive investment opportunities outside the United States, allocating the Portfolio's assets among investments in economically mature countries and emerging industrialized countries. The criteria for security selection focus on companies with leadership in specific markets or with niches in specific industries that appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. At least 65% of the Portfolio's total assets normally are invested in equity securities of foreign issuers. The Portfolio may invest more heavily in certain countries than in others. From time to time, the Portfolio may invest a significant portion of its assets in Japan.

   The Portfolio may invest in foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) or other similar securities representing an interest in securities of foreign issuers.
   Because the Portfolio invests primarily in foreign securities, it may be subject to greater risks and higher expenses than equity funds that invest primarily in securities of U.S. issuers. Such risks may be even greater in emerging industrialized and less developed countries. Most of the securities held by the Portfolio are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values.
   The Portfolio may use techniques such as options, futures, forward foreign currency exchange contracts ("forward contracts"), swaps, and short selling for hedging purposes and in an attempt to realize income. The Portfolio may use leverage to facilitate transactions it enters into for hedging purposes. The use of these strategies may entail special risks.
   For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27 and "Description of Investments" on page 55.

          Neuberger&Berman Manhattan Portfolio

----------------------------------------------------------------------

   The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund is to seek capital appreciation without regard to income.
   Neuberger&Berman MANHATTAN Portfolio currently intends to focus primarily on the securities of medium-capitalization companies ("mid-cap companies") believed by N&B Management to have the maximum potential for long-term capital appreciation. However, the Portfolio can invest in the securities of companies from any capitalization level. The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap-TM- Index as last announced by the Frank Russell Company before the date of this Prospectus. For purposes of this Prospectus, that range was approximately $1.1 billion to $8 billion. Companies whose market capitalizations move out of the mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program.
   The Portfolio uses a growth-oriented investment approach. When N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than securities likely to be purchased by other Portfolios. In selecting stocks, N&B Management considers, among other factors, a company's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuation and other investment criteria. The Portfolio also diversifies its investments among companies and industries.
   The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.
   For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27.

          Neuberger&Berman Partners Portfolio

----------------------------------------------------------------------

   The investment objective of Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund is to seek capital growth.
   Neuberger&Berman PARTNERS Portfolio invests principally in common stocks of medium- to large-capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. N&B
Management looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.
   The Portfolio considers additional factors when selecting securities, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.
   For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27.

          Neuberger&Berman Socially Responsive Portfolio

----------------------------------------------------------------------

   The investment objective of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio and Neuberger&Berman SOCIALLY RESPONSIVE Fund is to seek long-term capital appreciation by investing primarily in securities of companies that meet both financial criteria and the Social Policy.
   The Portfolio invests primarily in the stocks of medium- to large-capitalization companies. In seeking capital appreciation, the Portfolio generally follows a value-oriented investment approach to the selection of individual securities. Prospective investments are first subjected to detailed financial analysis and are not studied further unless N&B Management believes that they are currently undervalued relative to the issuer's assets and potential earning power.
   The Portfolio expects to be nearly fully invested at all times, primarily in common stock. It may also invest in convertible securities and preferred stock and in foreign securities and ADRs of foreign companies that meet the Social Policy. On occasion, deposits with community banks and credit unions may be considered for investment. Under normal conditions, at least 65% of the Portfolio's total assets are invested in accordance with the Social Policy, and at least 65% of its total assets are invested in equity securities. The Portfolio expects that substantially all of its equity securities will be selected in accordance with the Social Policy.
   The Portfolio may also engage in portfolio management techniques that are not subject to the Social Policy, such as lending securities and purchasing and selling put and call options on securities and currencies, futures contracts, options on futures contracts, and forward contracts.
   For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27.

    SOCIAL POLICY. Companies deemed acceptable from a financial standpoint are evaluated by N&B Management using a database that Neuberger&Berman has designed to develop and monitor information on companies in various categories of social criteria. N&B Management seeks to invest in issuers that show leadership in the following major areas of social impact: environment, and workplace diversity and employment. N&B Management also evaluates investments based on companies' records in other areas of concern: public health, type of products, and corporate citizenship.
   The Portfolio's social orientation is predicated in part on the belief that good corporate citizenship is good business; that is, good policies with respect to such social criteria as employment and environmental practices may often have a positive impact on the company's "bottom line." N&B Management recognizes, however, that many social criteria represent goals rather than achievements and that goals are often difficult to quantify. In each area, N&B Management seeks to elicit and understand management's vision of the company's social role and, in making investment decisions, gives weight to enlightened, progressive policies. The information used by N&B Management in evaluating prospective investments for conformity with the Social Policy is obtained primarily from services that specialize in reporting information from issuers or from agencies that oversee issuers' activities or compliance with laws and regulations. Additionally, the information may come from public interest groups and from N&B Management's discussions with company representatives. N&B Management attempts to assess the objectivity of all information that it receives. However, decisions made by N&B Management inevitably involve some level of subjective judgment.
   The Portfolio seeks to invest in companies that show leadership in addressing environmental problems effectively and in promoting progressive workplace policies, especially as they affect women and minorities. N&B Management seeks to identify companies committed to improving their environmental performance by examining their policies and programs in such areas as energy conservation, pollution reduction and control, waste management, recycling, and careful stewardship of natural resources. In a similar manner, N&B Management seeks to identify companies whose policies and practices recognize the importance of human resources to corporate productivity and the centrality of the work experience to the quality of life of all employees. The Portfolio seeks to invest in companies that demonstrate leadership in such areas as providing and promoting equal opportunity, investing in the training and re-training of workers, promoting a safe working environment, providing family-oriented flexible benefits, and involving workers in job and workflow engineering.
   In making investment decisions, N&B Management takes into account a company's record as a member of the various communities of which it is a part and its commitment to product quality and value. Currently, the Social Policy screens out any company that derives more than 5% of its total annual revenue from (i) manufacturing and selling alcohol and/or tobacco, (ii) sales in or services related to gambling, or (iii) the manufacturing of weapons systems. Additionally, the Portfolio does not invest in any company that derives its total annual revenue primarily from non-consumer sales to the military or that owns or operates one or more nuclear power facilities or is a major supplier of nuclear power services.
   Not every issuer selected by N&B Management will demonstrate leadership in each category of the Social Policy. The social records of most companies are written in shades of gray. For example, a company may have a progressive record in employee relations and community affairs but a poor one on product marketing issues. Another company may have a mixed record within a single area. Finally, it is often difficult to distinguish between substantive commitment and public relations. This principle works both ways: there are many companies with excellent records on social issues that maintain a low profile for one reason or another. Taking these factors into consideration, N&B Management emphasizes the overall approach that companies take toward the areas of social impact and pays particular attention to progress achieved toward the goals of the Social Policy.
   If securities held by the Portfolio no longer satisfy the Social Policy, the Portfolio will seek to dispose of the securities as soon as reasonably practicable, which may cause the Portfolio to sell the securities at a time not desirable from a purely financial standpoint.

          Special Considerations of Small-
          and Mid-Cap Company Stocks

----------------------------------------------------------------------

   Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-capitalization companies ("large-cap companies"). However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices thus may fluctuate more widely and abruptly. Any such movements in stocks held by a Portfolio would be reflected in the corresponding Fund's net asset value. Small- and mid-cap company stocks also are less researched than large-cap company stocks and are often overlooked in the market.

          Short-Term Trading; Portfolio Turnover

----------------------------------------------------------------------

   Although none of the Portfolios purchases securities with the intention of profiting from short-term trading, each Portfolio may sell portfolio securities when N&B Management believes that such action is advisable. See "Notes to Financial Highlights" for more information about the portfolio turnover rate of each Portfolio. It is anticipated that the annual turnover rate of Neuberger&Berman MANHATTAN Portfolio and of Neuberger&Berman PARTNERS Portfolio may exceed 100% in some fiscal years. Turnover rates in excess of 100% generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by the corresponding Fund) and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions, and Taxes" on page 44 and the SAI.

          Borrowings

----------------------------------------------------------------------

   Each Portfolio, except Neuberger&Berman INTERNATIONAL Portfolio, has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). None of these Portfolios expects to borrow money or to enter into reverse repurchase agreements. As a non-fundamental policy, none of these Portfolios may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets.
   Neuberger&Berman INTERNATIONAL Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).
   Neuberger&Berman INTERNATIONAL Portfolio may borrow money from banks to facilitate transactions that it enters into for hedging purposes, which is a form of leverage. This leverage may amplify the gains and losses on the Portfolio's investments and changes in the net asset value of its corresponding Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Portfolio will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Portfolio may pledge assets in connection with permitted borrowings.

          Other Investments

----------------------------------------------------------------------

   For temporary defensive purposes, each Portfolio (except Neuberger&Berman SOCIALLY RESPONSIVE Portfolio and Neuberger&Berman INTERNATIONAL Portfolio) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
   Any part of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when N&B Management believes that significant adverse market, economic,  political,  or other  circumstances  require prompt  action  to avoid losses. In addition, the feeder funds that invest in Neuberger&Berman SOCIALLY RESPONSIVE Portfolio deal with large institutional investors, and the Portfolio may hold such instruments pending investment or payout when the Portfolio has received a large influx of cash due to sales of Neuberger&Berman SOCIALLY RESPONSIVE Fund shares, or shares of another fund which invests in the Portfolio, or when it anticipates a substantial redemption. Generally, the foregoing temporary investments for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio are selected with a concern for the social impact of each investment.
   For temporary defensive purposes, Neuberger&Berman INTERNATIONAL Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. Neuberger&Berman INTERNATIONAL Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

PERFORMANCE INFORMATION
   The performance of the Funds is commonly measured as TOTAL RETURN. TOTAL RETURN is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividends, other distributions, and variations in share prices from the beginning to the end of a period.
   An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This evens out year-to-year variations in actual performance. Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.
   The following table shows the average annual total returns of each Fund for the 1-year, 5-year, 10-year and since inception periods ended August 31, 1997. The table also shows a comparison with the S&P "500" Index for each Fund except Neuberger&Berman GENESIS Fund, which is compared with the Russell 2000-Registered Trademark- Index, Neuberger&Berman INTERNATIONAL Fund, which is compared with the EAFE-Registered Trademark- Index and Neuberger&Berman MANHATTAN Fund, which is compared with the Russell Midcap Growth Index. The S&P "500" Index is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of overall stock market activity. The Russell 2000 is an unmanaged index of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing about 10% of the Russell 3000's total market capitalization. The EAFE-Registered Trademark- Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index, an unmanaged index of non-U.S. equity market performance. The Russell Midcap Growth-TM- Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM-Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn consists of the 1,000 largest U.S. companies based on market capitalization). Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Further information regarding the Funds' performance is presented in their annual report to shareholders, which is available without charge by calling 800-877-9700.

                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                             ENDED AUGUST 31, 1997

NEUBERGER&BERMAN                                                10       SINCE    INCEPTION
EQUITY FUNDS                              1 YEAR    5 YEARS    YEARS    INCEPTION    DATE
--------------------------------------------------------------------------------------------
FOCUS FUND                                +43.92%   +21.91%   +14.38%   +12.43%    10/19/55
GUARDIAN FUND                             +39.69    +19.89    +14.44    +13.43       6/1/50
PARTNERS FUND                             +47.11    +22.46    +14.33    +18.67      1/20/75*
SOCIALLY RESPONSIVE FUND                  +31.96       N/A       N/A    +20.03      3/16/94
S&P "500" INDEX                           +40.73    +19.78    +13.85       N/A          N/A
MANHATTAN FUND                            +38.75    +17.55    +11.48    +17.50       3/1/79*
RUSSELL MIDCAP GROWTH INDEX               +31.23    +18.56    +13.18       N/A          N/A
GENESIS FUND                              +44.32    +22.22       N/A    +16.69      9/27/88
RUSSELL 2000 INDEX                        +28.96    +19.36       N/A    +14.57**        N/A
INTERNATIONAL FUND                        +24.71       N/A       N/A    +13.33      6/15/94
EAFE-REGISTERED TRADEMARK- INDEX           +9.36       N/A       N/A     +6.82**        N/A

 *THE DATES WHEN N&B MANAGEMENT BECAME INVESTMENT ADVISER TO THESE FUNDS. **FROM INCEPTION DATE OF THE FUND LISTED IMMEDIATELY ABOVE.

   Prior to November 1991, the investment policies of Neuberger&Berman FOCUS Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that might have been achieved had the Fund's current policies been in effect during that period. Neuberger&Berman MANHATTAN Portfolio has the ability to invest in the stocks of small-, medium- and large-capitalization companies. Prior to July 1997, Neuberger&Berman MANHATTAN Portfolio invested in the stocks of companies from each of these capitalization levels. In July 1997, Neuberger&Berman MANHATTAN Portfolio changed its focus to the stocks of medium-capitalization companies. Therefore, performance results for Neuberger&Berman MANHATTAN Fund prior to July 1997 may be more appropriately compared to the S&P "500" Index. Had N&B Management not reimbursed certain expenses or waived certain fees, the total returns of Neuberger&Berman INTERNATIONAL Fund, Neuberger&Berman SOCIALLY RESPONSIVE Fund, and Neuberger&Berman GENESIS Fund would have been lower.
   The following table lets you take a closer look at how each Fund (except Neuberger&Berman SOCIALLY RESPONSIVE Fund and Neuberger&Berman INTERNATIONAL
Fund) performed year by year, in terms of an annual per share total return for each of the last ten calendar years (ending December 31). Please note that the previous chart reflects information for periods ended on the Funds' last fiscal year-end (that is, as of August 31, 1997).

               TOTAL RETURNS FOR CALENDAR YEARS ENDED DECEMBER 31

NEUBERGER&BERMAN
EQUITY FUNDS                     1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
--------------------------------------------------------------------------------------------------------------
FOCUS FUND                       +0.6 % +16.5 % +29.8 %  -5.9 % +24.7 % +21.1 % +16.3 %  +0.9 % +36.2 % +16.2 %
GUARDIAN FUND                    -1.0   +28.0   +21.5    -4.7   +34.3   +19.0   +14.5    +0.6   +32.1   +17.9
MANHATTAN FUND                   +0.4   +18.3   +29.1    -8.1   +30.9   +17.8   +10.0    -3.6   +31.0    +9.9
PARTNERS FUND                    +4.3   +15.5   +22.8    -5.1   +22.4   +17.5   +16.5    -1.9   +35.2   +26.5
SOCIALLY RESPONSIVE FUND          N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   +38.9   +18.5
S&P "500" INDEX                  +5.2   +16.5   +31.6    -3.1   +30.3    +7.6   +10.0    +1.4   +37.5   +22.9
GENESIS FUND                      N/A     N/A   +17.3   -16.2   +41.6   +15.6   +13.9    -1.8   +27.3   +29.9
RUSSELL 2000 INDEX                N/A     N/A   +16.3   -19.5   +46.0   +18.4   +18.9    -1.8   +28.5   +16.5
INTERNATIONAL FUND                N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A    +7.9   +23.7
EAFE-REGISTERED TRADEMARK-
 INDEX                            N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   +11.6    +6.4

    TOTAL RETURN INFORMATION. You can obtain current performance information about each Fund by calling N&B Management at 800-877-9700.

HOW TO BUY SHARES
   You can buy shares of any Fund (except, in most cases, Neuberger&Berman GENESIS Fund; for more information, see page 35), directly by mail, wire, or telephone or through an exchange of shares of another Neuberger&Berman Fund (see "Funds Eligible for Exchange"). Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after your purchase order is received and accepted. Prices for shares of all Funds are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time.
   Minimum investment requirements are shown below. In addition, you can invest as little as $100 each month under an automatic investing plan (see "Automatic Investing and Dollar Cost Averaging").
   N&B Management, in its discretion, may accept or reject purchase orders or waive the minimum investment requirements.

          By Mail

----------------------------------------------------------------------

   Send your check payable to "Neuberger&Berman Funds" by mail to:
   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171

   Be sure to specify the name of the Fund whose shares you want to buy. If this is your FIRST PURCHASE of shares of a Fund, please complete and sign an application for a new Fund account and send it along with a check for a minimum of $1,000. For each ADDITIONAL PURCHASE, please send at least $100 for shares of any Fund. YOUR CHECK TO OPEN A NEW ACCOUNT MUST BE MADE PAYABLE ON ITS FACE TO "NEUBERGER& BERMAN FUNDS." GENERALLY, CHECKS ARE NOT ACCEPTED UNLESS MADE PAYABLE TO "NEUBERGER&BERMAN FUNDS." N&B MANAGEMENT RESERVES THE RIGHT TO ACCEPT CERTAIN CHECKS FOR SUBSEQUENT INVESTMENTS MADE PAYABLE TO THE REGISTERED OWNER(S) OF THOSE ACCOUNTS.

          By Wire

----------------------------------------------------------------------

   Call 800-877-9700 for instructions on how to wire money to buy shares. Your wire goes to State Street Bank and Trust Company ("State Street") and must include your name, the name of the Fund whose shares you want to buy, and your account number. The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by wire is $1,000.

          By Telephone

----------------------------------------------------------------------

   Call 800-877-9700 to buy shares of any Fund (except, in most cases, Neuberger& Berman GENESIS Fund; for more information, see page 35). The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by telephone is $1,000. Your order may be canceled if your payment is not received by the third business day after your order is placed. In that case you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account. To meet the three-day deadline, you can wire payment, send a check through overnight mail, or call 800-877-9700 for information on how to make an electronic transfer through your bank. Please refer to "Additional Information on Telephone Transactions."

          By Exchanging Shares

----------------------------------------------------------------------

   Call 800-877-9700 for instructions on how to invest by exchanging shares of another Neuberger&Berman Fund for shares of a Fund. To buy Fund shares through an exchange, both fund accounts must be registered in the same name, address, and taxpayer ID number. The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by an exchange is $1,000 worth of shares of the other fund. For more details, see "Shareholder Services -- Exchange Privilege" and "Funds Eligible for Exchange."

          Other Information

----------------------------------------------------------------------

   / / You  must pay for your  shares in U.S. dollars by  check (drawn on a U.S.
       bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.
   / / Each Fund has the right to suspend the offering of its shares for a period of time. Each Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders using the exchange privilege. See "Shareholder Services -- Exchange Privilege."
   / / If you pay by check and your check does not clear, or if you order shares by telephone and fail to pay for them, your purchase will be canceled and you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account.

   / / When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.
   / / You can also buy shares of the Funds indirectly through certain stockbrokers, banks, and other financial institutions, some of which may charge you a fee. These institutions may have additional requirements to buy shares. Some of these institutions (or their designees) may be authorized to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received your purchase order when an authorized institution (or its designee) accepts the order. Your order will receive the next price calculated after the order has been accepted by the authorized institution (or its designee). You should consult your institution to determine the time by which it must receive your order for you to purchase Fund shares at that day's price.
   / / The Funds will not issue a certificate for your shares unless you write to State Street and request one. Most shareholders do not want a certificate because you must present the certificate to sell or exchange the shares it represents. This means that you would be able to sell or exchange those shares only by mail, and not by telephone or fax. If you lose your certificate, you will have to pay the expense of replacing it.
   NEUBERGER&BERMAN GENESIS FUND IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.
   If you are already a shareholder of Neuberger&Berman GENESIS Fund, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.
   In addition, you may purchase shares of Neuberger&Berman GENESIS Fund:
   / / if  you  are a  participant in  a 401(k)  plan  that has  the Fund  as an investment option; or
   / / if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.

HOW TO SELL SHARES
   You can sell (redeem) all or some of your shares at any time by mail, fax, or telephone. HOWEVER, IF YOU HAVE A CERTIFICATE FOR YOUR SHARES (INCLUDING SHARES OF A FUND'S PREDECESSOR), YOU CAN REDEEM THOSE SHARES ONLY BY SENDING THE CERTIFICATE BY MAIL. You can also sell shares by exchanging them for shares of other Neuberger&Berman Funds; see "Shareholder Services -- Exchange Privilege" for details.
   TO SELL SHARES HELD IN A RETIREMENT ACCOUNT OR BY A TRUST, ESTATE, GUARDIAN, OR BUSINESS ORGANIZATION, PLEASE CALL 800-877-9700 FOR INSTRUCTIONS.
   Shares are sold at the next price calculated on a day the NYSE is open, after your sales order is received and accepted. Prices for shares of all Funds are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time.
   Unless otherwise instructed, the Fund will mail a check for your sales proceeds, payable to the owner(s) shown on your account ("record owner"), to the address shown on your account ("record address"). You may designate in your Fund application a bank account to which, at your request, State Street will transfer your sales proceeds electronically (at no charge to you) or will wire your sales proceeds. State Street currently charges a fee of $8.00 for each wire. However, if you have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value, you will not be charged for wire redemptions; your $8.00 fee will be paid by N&B Management.
   If you purchased shares indirectly through certain stockbrokers, banks, or other financial institutions, you may sell those shares only through those organizations, some of which may charge you a fee. These institutions may have additional requirements to sell shares. Some of these institutions (or their designees) may be authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received your redemption order when an authorized institution (or its designee) accepts the order. Your order will receive the next price calculated after the order has been accepted by the authorized institution (or its designee). You should consult your institution to determine the time by which it must receive your order for you to sell Fund shares at that day's price.

          By Mail or Facsimile Transmission (Fax)

----------------------------------------------------------------------

   Write a redemption request letter with your name and account number, the Fund's name, and the dollar amount or number of shares of the Fund you want to sell, together with any other instructions, and send it by mail to:
   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403
or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171
or by fax, to redeem up to $50,000 worth of shares, to 212-476-8848. Be sure to have all owners sign the request exactly as their names appear on the account and include the certificate for your shares if you have one. If shares are issued in certificate form, they are not eligible to be redeemed by fax. If you have changed the record address by telephone or fax, shares may not be redeemed by fax for 15 days after receipt of the address change. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax.
   To protect you and the Fund against fraud, your signature on a redemption request must have a SIGNATURE GUARANTEE if (1) you want to sell more than $50,000 worth of shares, (2) you want the redemption check to be made out to someone other than the record owner, (3) you want the check to be mailed somewhere other than the record address, or (4) you want the proceeds to be wired or transferred electronically to a bank account not named in your application or in your prior written instruction with a signature guarantee. You can obtain a signature guarantee from most banks, stockbrokers and dealers, credit unions, and other financial institutions, but not from a notary public. A redemption request that requires a signature guarantee should be sent by mail.
   For a redemption request sent by FAX, limited to not more than $50,000, the redemption check may be made out only to the record owner and mailed to the record address or the proceeds wired or transferred electronically to a bank account named in your application or in a written instruction from the record owner with a signature guarantee.
   Please call 800-877-9700 for more information about the signature guarantee requirement.

          By Telephone

----------------------------------------------------------------------

   To sell shares worth at least $500, call 800-877-9700, giving your name and account number, the name of the Fund, and the dollar amount or number of shares you want to sell.
   You can sell shares by telephone unless (1) you have declined this service either in your application or later by writing or by submitting an appropriate form to N&B Management or State Street, (2) you have a certificate for such shares, or (3) you want to sell shares from a retirement account. In addition, if you have changed the record address by telephone or fax, shares may not be redeemed by telephone for 15 days after receipt of the address change.
   Please refer to "Additional Information on Telephone Transactions."

          Other Information

----------------------------------------------------------------------

   / / Usually, redemption proceeds will be mailed on the next business day following the receipt of a proper redemption request, but in any case within three business days of such receipt (under unusual circumstances the Funds may take longer, as permitted by law). You may also call 800-877-9700 for information on how to receive electronic transfers through your bank.
   / / Each Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 days after the purchase date. So if you plan to sell shares shortly after buying them, you may want to pay for the purchase with a certified check or by wire transfer.
   / / Each Fund may suspend redemptions or postpone payments on days when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.
   / / If, because you sold shares, your account balance with any Fund falls below $1,000, the Fund has the right to close your account after giving you at least 60 days' written notice to reestablish the minimum balance. If you do not do so, the Fund may redeem your remaining shares at their price on the date of redemption and will send the redemption proceeds to you.
   / / No interest will accrue on amounts represented by uncashed redemption checks.

ADDITIONAL INFORMATION ON TELEPHONE TRANSACTIONS
   A Fund at any time can limit the number of its shares you can buy by telephone or can stop accepting telephone orders. You can sell or exchange shares by telephone, unless (1) you have declined these services in your application or by written notice to N&B Management or State Street, or (2) you have a certificate for such shares. Each Fund or its agent follows reasonable procedures -- requiring you to provide a form of personal identification when you telephone, recording your telephone call, and sending you a written confirmation of each telephone transaction -- designed to confirm that telephone instructions are genuine. However, no Fund or its agent is responsible for the authenticity of telephone instructions or for any losses caused by fraudulent or unauthorized telephone instructions if the Fund or its agent reasonably believed that the instructions were genuine.
   If you are unable to reach N&B Management by telephone (which might be the case, for example, during periods of unusual market activity), consider sending your transaction instructions by fax, overnight courier, or U.S. Express Mail.
   You can buy, sell or exchange shares using an automated telephone service that is available 24 hours a day, every day, to investors using a touch-tone phone. Further information regarding this service, including use of a Personal Identification Number (PIN) and a menu of features, is available from N&B Management by calling 800-877-9700.

SHAREHOLDER SERVICES
   Several services are available to assist you in making and managing your investment in the Funds.

          Automatic Investing and Dollar Cost Averaging

----------------------------------------------------------------------

   If you want to invest regularly, you may participate in a plan that lets you automatically buy a minimum of $100 worth of shares in any Fund each month using dollar cost averaging. Under this plan, you buy a fixed dollar amount of shares in any of the Funds at pre-set intervals. You may pay for the shares by automatic transfers from your account in any Neuberger&Berman money market fund or by pre-authorized checks or electronic transfers drawn on your bank account. You buy more shares when a Fund's share price is relatively low and fewer shares when a Fund's share price is relatively high. Thus, under this plan your average cost of shares would generally be lower than if you bought a fixed number of shares at the same intervals. To benefit from dollar cost averaging, you should be financially prepared to continue your participation for a long enough period to include times when Fund share prices are lower. Of course, the plan does not guarantee a profit and will not protect you against losses in a declining market. For further information, call 800-877-9700.

          Exchange Privilege

----------------------------------------------------------------------

   To exchange your shares in a Fund for shares in another Neuberger&Berman Fund, call 800-877-9700 between 8 a.m. and 4 p.m., Eastern time, on any Monday through Friday (unless the NYSE is closed). See "Funds Eligible for Exchange." You may also effect an exchange by sending a letter to Neuberger&Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180,
Attention: [Name of Fund], or by submitting the letter by fax to 212-476-8848, giving your name and account number, the name of the Fund, the dollar amount or number of shares you want to sell, and the name of the Neuberger&Berman Fund whose shares you want to buy. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax. If you have a certificate for your shares, you can exchange them only by mailing the certificate with your letter requesting the exchange. You can use the telephone exchange privilege unless (1) you have declined it in your application or by later writing to N&B Management or State Street, or (2) you have a certificate for such shares. An exchange must be for at least $1,000 worth of shares, and, if the exchange is your FIRST PURCHASE in another Neuberger&Berman Fund, it must be for at least the minimum initial investment amount for that fund. Shares are exchanged at the next price calculated on a day the NYSE is open, after your exchange order is received and accepted.

   Please note the following about the exchange privilege:
   / / You can  exchange shares  ONLY between  accounts registered  in the  same name, address, and taxpayer ID number.
   / / An exchange order cannot be modified or canceled.
   / / You  can exchange only into a fund  whose shares are eligible for sale in your state under applicable state securities laws.
   / / An exchange may have tax consequences for you.
   / / Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange orders
       (1) if they appear to the Fund to be market-timing transactions involving significant portions of the Fund's assets or (2) from any shareholder account if the shareholder previously has been notified by the Fund that the shareholder's use of the exchange privilege was considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number, will be considered one account for this purpose.
   / / Each Fund may impose other restrictions on the exchange privilege, or modify or terminate the privilege, but will try to give you advance notice whenever it can reasonably do so.
   Please refer to "Additional Information on Telephone Transactions."

          Systematic Withdrawal Plans

----------------------------------------------------------------------

   If you own shares of a Fund worth at least $5,000, you can open a Systematic Withdrawal Plan. Under such a plan, you arrange to withdraw a specific amount (at least $50) on a monthly, quarterly, semi-annual, or annual basis, or you can have your account completely paid out over a specified period of time. You can also arrange for periodic cash withdrawals from your Fund account to pay fees to your financial planner or investment adviser. Because the price of shares of each Fund fluctuates, you may incur capital gains or losses when you redeem shares of the Funds through a Systematic Withdrawal Plan or by other methods. Call 800-877-9700 for more information.

          Retirement Plans

----------------------------------------------------------------------

   Retirement plans permit you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of so-called "Roth IRAs," available to certain taxpayers beginning in 1998, contributions are not tax deductible but distributions from the plan may be tax-free. Please call 800-877-9700 for information on a variety of retirement plans offered by N&B Management, including individual retirement accounts, simplified employee pension plans, self-employed individual retirement plans (so-called "Keogh Plans"), corporate profit-sharing and money purchase pension plans, section 401(k) plans, section 403(b)(7) accounts, and savings incentive match plans for employees (SIMPLE Retirement Plans) -- IRA version only. The assets of these plans may be invested in any of the Funds.

          Electronic Bank Transfers

----------------------------------------------------------------------

   You may designate, either in your application or later by writing or by submitting an appropriate form to State Street, a bank account through which State Street will electronically transfer monies to you or from you at pre-set intervals (such as under a Systematic Withdrawal Plan or automatic investing plan or for payment of cash distributions) or upon your request. Please include a voided check with your application. This service is not available for retirement accounts.
   State Street does not charge a fee for this service; however, you should contact your bank to ensure that it is able to process electronic transfers. Please call 800-877-9700 for more information. If you wish to terminate this service, you must call at least 10 calendar days before the next scheduled electronic transfer.

          Internet Access

----------------------------------------------------------------------

   N&B Management now maintains an Internet site on the World Wide Web at http://www.nbfunds.com. You can access fund prices, informative articles and interactive worksheets to assist you in financial planning, and the prospectuses of certain other Neuberger&Berman Funds.

SHARE PRICES AND NET ASSET VALUE
   Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for each Fund and its corresponding Portfolio are calculated by subtracting liabilities from total assets (in the case of a Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of a Fund, its percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund and its corresponding Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.
   Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on Nasdaq, and other securities for which market quotations are readily available, at the last sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Portfolios value all other securities and assets, including restricted securities, by a method that the trustees of Equity Managers Trust believe accurately reflects fair value.
   Neuberger&Berman INTERNATIONAL Portfolio values equity securities at the last sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Portfolio values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of Global Managers Trust believe accurately reflects fair value.
   Neuberger&Berman INTERNATIONAL Portfolio's portfolio securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of Neuberger&Berman INTERNATIONAL Fund may be significantly affected on days when shareholders have no access to that Fund.
   If N&B Management believes that the price of a security obtained under a Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the trustees of the corresponding Managers Trust believe accurately reflects fair value.

DIVIDENDS, OTHER DISTRIBUTIONS,
AND TAXES

   Each Fund distributes, normally in December, substantially all of its share of any net investment income (net of the Fund's expenses), any net capital gains from investment transactions, and any net gains from foreign currency transactions earned or realized by its corresponding Portfolio. In addition, Neuberger&Berman GUARDIAN Fund distributes substantially all of its share of Neuberger&Berman GUARDIAN Portfolio's net investment income, if any, near the end of each other calendar quarter.

          Distribution Options

----------------------------------------------------------------------

    REINVESTMENT IN SHARES. All dividends and other distributions paid on shares of a Fund are automatically reinvested in additional shares of that Fund, unless you elect to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable. For RETIREMENT ACCOUNTS, all distributions are automatically reinvested in shares; when you are at least 59 1/2 years old, you can elect to receive distributions in cash without incurring a premature distribution penalty tax.

    DIVIDENDS IN CASH. You may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, by checking that election box on your Fund application.

    ALL DISTRIBUTIONS IN CASH. You may elect to receive all dividends and other distributions in cash, by checking that election box on your Fund application.
   Checks for cash dividends and other distributions usually will be mailed no later than seven days after the payable date. However, if you purchased your shares with a check, distributions on those shares may not be paid in cash until the Fund is reasonably satisfied that your check has cleared, which may take up to 15 days after the purchase date. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. Cash dividends and other distributions also may be paid through an electronic transfer to a bank account designated in your Fund application. Call 800-877-9700 for more information. You can change any distribution election by writing to State Street, the Funds' shareholder servicing agent.

          Taxes

----------------------------------------------------------------------

   Your investment has certain tax consequences, depending on the type of your account. If you have a qualified RETIREMENT ACCOUNT, taxes are deferred.

    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and generally also are subject to state and local income taxes. Your distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared. If you buy Fund shares just before a Fund deducts a dividend or other distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Investors who are considering the purchase of Fund shares in December (or, in the case of Neuberger&Berman GUARDIAN Fund, near the end of any other calendar quarter) should take this into account.
   For federal income tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long you have owned your shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before you bought your shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a Fund's distributions of net capital gain depending on its corresponding Portfolio's holding period.
   Every January, your Fund will send you a statement showing the amount of distributions paid in cash or reinvested in Fund shares for the previous year. You will also receive information showing (1) the portion, if any, of those distributions that generally is not subject to state and local income taxes in certain states and (2) capital gain distributions broken down in a manner that will enable you or your tax adviser to determine the appropriate rate of capital gains tax on such distributions.

    TAXES ON REDEMPTIONS. Capital gains realized on redemptions of Fund shares, including redemptions in connection with exchanges to other Neuberger&Berman Funds, are subject to tax. A capital gain or loss generally is the difference between the amount you paid for the shares (including the amount of any dividends and other distributions that were reinvested) and the amount you receive when you sell them. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the capital gains rates applicable to your holding period and tax bracket.
   When you sell Fund shares, you will receive a confirmation statement showing the number of shares you sold and the price.

    OTHER. Every January, you will receive a consolidated transaction statement for the previous year. Be sure to keep your statements; they will be useful to you and your tax preparer in determining the capital gains and losses from your redemptions.
   Each Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will not have to pay federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.

   The foregoing is only a summary of some of the important income tax considerations affecting each Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, you should consult your tax adviser.

MANAGEMENT AND ADMINISTRATION

          Trustees and Officers

----------------------------------------------------------------------

   The trustees of the Trust and the trustees of the Managers Trusts have oversight responsibility for the operations of each Fund and each Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of the Managers Trusts. The trustees and officers of the Trust and of the Managers Trusts who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Funds or the Portfolios. All trustees of the Managers Trusts also serve as trustees of the Trust.

          Investment Manager, Administrator,
          Distributor, and Sub-Adviser

----------------------------------------------------------------------

   N&B Management serves as the investment manager of each Portfolio, as administrator of each Fund, and as distributor of the shares of each Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the Portfolios, N&B
Management currently serves as investment manager of other mutual funds. Neuberger&Berman acts as sub-adviser for the Portfolios and other mutual funds managed by N&B Management. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $21.2 billion as of September 30, 1997.
   As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolios. N&B Management compensates Neuberger&Berman for its costs in connection with those services. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and may act as the Portfolios' broker in the purchase and sale of their securities. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $54.1 billion of assets as of September 30, 1997. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.
   State Street Cayman Trust Company, Ltd., located in George Town, Grand Cayman, Cayman Islands, British West Indies, provides certain administrative, fund accounting and transfer agency services for Neuberger&Berman INTERNATIONAL Portfolio, which has its principal offices in the Cayman Islands.
   Unless otherwise indicated, the following is five-year information about the individuals who are primarily responsible for the day-to-day management of the Portfolios.
   Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN
Portfolio -- Kent C. Simons and Kevin L. Risen are co-managers of the Portfolios. Mr.

Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Fund since 1988, and for Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund since 1981. Mr. Risen has had those responsibilities since 1996, and during the year prior thereto, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995.
   Neuberger&Berman GENESIS Portfolio -- Judith M. Vale and Robert W. D'Alelio are co-managers of the Portfolio. Ms. Vale and Mr. D'Alelio have been senior members of Neuberger&Berman's Small Cap Group since 1992 and 1996, respectively, and are both Vice Presidents of N&B Management. Ms. Vale is a principal of Neuberger&Berman. Ms. Vale and Mr. D'Alelio have been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994 and July 1997, respectively. Mr. D'Alelio was a senior portfolio manager for another investment management group from 1992 to 1996.
   Neuberger&Berman INTERNATIONAL Portfolio -- Valerie Chang is manager of the Portfolio. Ms. Chang, an Assistant Vice President of N&B Management and an assistant portfolio manager for Neuberger&Berman INTERNATIONAL Portfolio from December 1996 until June 1997, has been responsible for the management of Neuberger&Berman INTERNATIONAL Portfolio since June 1997. She served in the investment banking division of Salomon Brothers and Morgan Stanley & Co., Inc. from 1993 until 1995 and as a senior securities analyst for TIAA/CREF from 1995 until December 1996.
   Neuberger&Berman MANHATTAN Portfolio -- Jennifer K. Silver and Brooke A. Cobb are co-managers of the Portfolio. Ms. Silver is Director of the Neuberger& Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of N&B Management. Ms. Silver is a principal of Neuberger&Berman. Ms. Silver and Mr. Cobb have had responsibility for Neuberger&Berman MANHATTAN Portfolio since July 1997. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent investment adviser.
   Neuberger&Berman PARTNERS Portfolio -- Michael M. Kassen and Robert I. Gendelman are co-managers of the Portfolio. Mr. Kassen and Mr. Gendelman are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Kassen and Mr. Gendelman have had responsibility for Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund since June 1990 and October

1994, respectively. Mr. Kassen has been an employee of N&B Management since 1990. Mr. Gendelman was a portfolio manager for another mutual fund manager from 1992 to 1993.
   Neuberger&Berman SOCIALLY RESPONSIVE Portfolio -- Janet Prindle is manager of the Portfolio and Robert Ladd and Ingrid Saukaitis are associate managers of the Portfolio. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a principal of Neuberger&Berman since 1983. Ms. Prindle has been responsible for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since its inception in March 1994. Ms. Prindle is Director of Socially Responsive Investment Services at Neuberger&Berman, and has been researching and developing corporate responsibility criteria as they apply to investments since 1989. She has been managing money using these criteria since 1990. Mr. Ladd and Ms. Saukaitis have had responsibility for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since December 1997. During the five years prior thereto, Mr. Ladd was a portfolio manager for Neuberger& Berman. Ms. Saukaitis has been Director of Social Research for Neuberger&Berman since February 1997. From 1995 to January 1997 she was a project director for a non-profit group that provided social research on companies to the investment industry. Both Mr. Ladd and Ms. Saukaitis are Assistant Vice Presidents of N&B Management.
   Neuberger&Berman acts as the principal broker for the Portfolios (except Neuberger&Berman INTERNATIONAL Portfolio), and may act as broker for Neuberger&Berman INTERNATIONAL Portfolio, in the purchase and sale of portfolio securities and in the purchase and sale of options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
   The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
   To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trust, the Managers Trusts, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

    YEAR 2000. Like other financial and business organizations, the Funds and Portfolios could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Funds' and Portfolios' other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolios purchase. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and Portfolios.

          Expenses

----------------------------------------------------------------------

   N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. For investment management services, each Portfolio (except Neuberger&Berman GENESIS Portfolio and Neuberger&Berman INTERNATIONAL Portfolio) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger&Berman GENESIS Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Neuberger&Berman INTERNATIONAL Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   N&B Management provides administrative services to each Fund that include furnishing facilities and personnel for the Fund and performing certain shareholder, shareholder-related, and other services. For such administrative services, each Fund pays N&B Management a fee at the annual rate of 0.26% of that Fund's average daily net assets. With a Fund's consent, N&B Management may subcontract to third parties some of its responsibilities to that Fund under the administration agreement. In addition, a Fund may compensate such third parties for accounting and other services.
   Each Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. Each Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include the "Other Expenses" described on page 7.
   See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.

   During its 1997 fiscal year, each Fund accrued administration fees and a pro rata portion of the corresponding Portfolio's management fees (prior to any expense reimbursement or fee waiver), as a percentage of the Fund's average daily net assets, as follows:

Neuberger&Berman FOCUS Fund                                   0.76%
Neuberger&Berman GENESIS Fund                                 1.07%
Neuberger&Berman GUARDIAN Fund                                0.70%
Neuberger&Berman INTERNATIONAL Fund                           1.11%
Neuberger&Berman MANHATTAN Fund                               0.79%
Neuberger&Berman PARTNERS Fund                                0.72%
Neuberger&Berman SOCIALLY RESPONSIVE Fund                     0.81%

   N&B Management has voluntarily undertaken to reimburse Neuberger&Berman INTERNATIONAL Fund for its Total Operating Expenses which exceed 1.70% per annum of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B Management through December 31, 1998, for the excess Total Operating Expenses that N&B Management reimbursed to the Fund through December 31, 1996, so long as the Fund's Total Operating Expenses during that period do not exceed the above expense limitation. N&B Management may terminate its undertaking by giving at least sixty days' prior written notice to the Fund. The effect of reimbursement by N&B Management is to reduce a Fund's expenses and thereby increase its total return.
   During its 1997 fiscal year, each Fund bore aggregate expenses as a percentage of its average daily net assets as follows:

Neuberger&Berman FOCUS Fund                            0.86%
Neuberger&Berman GENESIS Fund                          1.16%*
Neuberger&Berman GUARDIAN Fund                         0.80%
Neuberger&Berman INTERNATIONAL Fund                    1.70%**
Neuberger&Berman MANHATTAN Fund                        0.98%
Neuberger&Berman PARTNERS Fund                         0.81%
Neuberger&Berman SOCIALLY RESPONSIVE Fund              1.48%**

 *REFLECTS THE THEN CURRENT FEE WAIVER.
**REFLECTS RECOUPMENT OF REIMBURSED FEES AS DESCRIBED ABOVE OR IN THE SAI.

          Transfer and Shareholder Servicing Arrangements

----------------------------------------------------------------------

   The Funds' transfer and shareholder servicing agent is State Street. State Street administers purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

          The Funds

----------------------------------------------------------------------

   Each Fund is a separate operating series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series. Each Fund invests all of its net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

    DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

          The Portfolios

----------------------------------------------------------------------

   Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) is a separate operating series of Equity Managers Trust, a New York common law trust organized as of December 1, 1992. Neuberger&Berman INTERNATIONAL Portfolio is a separate operating series of Global Managers Trust, a New York common law trust organized as of March 18, 1994. The Managers Trusts are registered under the 1940 Act as diversified, open-end management investment companies. Equity Managers Trust has six separate Portfolios. Global Managers Trust currently has one operating Portfolio. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

    FUNDS' INVESTMENTS IN PORTFOLIOS. Each Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.
   Each Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio. Series of two other investment companies, Neuberger& Berman Equity Trust ("N&B Equity Trust") and Neuberger&Berman Equity Assets ("N&B Equity Assets"), invest all of their respective net assets in corresponding Portfolios of Equity Managers Trust. N&B Equity Trust and N&B Equity Assets do not sell their shares directly to members of the general public.
   Each Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in a Portfolio on the same terms and conditions as a Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, could have a different administration fee and expenses than a Fund, and (except N&B Equity Trust and N&B Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares directly to members of the general public. Information regarding any fund that invests in a Portfolio is available from N&B Management by calling 800-877-9700.
   The trustees of the Trust believe that investment in a Portfolio by a series of N&B Equity Trust or N&B Equity Assets or by other potential investors in addition to a Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders. However, a Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.
   Each Fund may withdraw its entire investment from its corresponding Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the

Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

    INVESTOR MEETINGS AND VOTING. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, a Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in a Portfolio, they could have voting control of the Portfolio.

    CERTAIN PROVISIONS. Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in a Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

DESCRIPTION OF INVESTMENTS
   In addition to common stocks and other securities referred to in "Investment Programs" herein, each Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolios may make, see the SAI.

    ILLIQUID, RESTRICTED AND RULE 144A SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the Securities Act of 1933, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless N&B Management, acting pursuant to guidelines established by the trustees of the Managers Trusts, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolios may be subject to legal restrictions which could be costly to the Portfolios.

    FOREIGN SECURITIES. Foreign securities are those of issuers organized and doing business principally outside the United States, including non-U.S. governments, their agencies, and instrumentalities. Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) may invest up to 10% of the value of its total assets in foreign securities. The 10% limitation does not apply to foreign securities that are denominated in U.S. dollars, including ADRs.
   Neuberger&Berman INTERNATIONAL Portfolio invests primarily in foreign securities. The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

   Factors affecting investments in foreign securities include, but are not limited to, varying custody, brokerage and settlement practices, which may cause delays and expose a Portfolio to the creditworthiness of a foreign broker;
difficulty in pricing some foreign securities; less public information about issuers of securities; less governmental regulation and supervision of issuance and trading of securities; the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation, nationalization, or confiscatory taxation; the imposition of foreign withholding and other taxes; potentially adverse local political, economic, social, or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio between different countries; difficulties in invoking legal process and enforcing contractual obligations abroad; and the difficulty of assessing economic trends in foreign countries. Investment in foreign securities also may involve higher brokerage and custodial expenses than investment in domestic securities.
   In addition, investing in foreign securities may involve other risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations (or other foreign or U.S. laws or restrictions applicable to such investments) and devaluations of foreign currencies. Some foreign currencies may be volatile. A decline in the exchange rate between the U.S. dollar and another currency will reduce the value of portfolio securities denominated in that currency irrespective of the performance of the underlying investment. In addition, a Portfolio generally will incur costs in connection with conversion between various currencies. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency.
   All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

    JAPANESE INVESTMENTS. As noted above, all of the Portfolios may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger& Berman INTERNATIONAL Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Portfolio may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

    OTHER INVESTMENT COMPANIES. Neuberger&Berman INTERNATIONAL Portfolio may invest up to 10% of its total assets in the shares of other investment companies. Such investment may be the most practical or only manner in which the Portfolio can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Portfolio is ready to make an investment. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuers' portfolio securities. Neuberger&Berman INTERNATIONAL Portfolio does not intend to invest in such funds unless, in the judgment of N&B Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

    COVERED CALL OPTIONS. Each Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against portfolio securities and may purchase call options in related closing transactions. When a Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the Portfolio may realize on the security during the option period is the fixed price; the Portfolio continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

    FOREIGN CURRENCY TRANSACTIONS. Neuberger&Berman INTERNATIONAL Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in the value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.
   Neuberger&Berman   INTERNATIONAL  Portfolio  may   also  enter  into  forward
contracts for non-hedging purposes when N&B Management anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. The Portfolio may also engage in proxy-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if N&B Management believes that there is a pattern of correlation between the two currencies. Proxy-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the securities are denominated.

    PUT AND CALL OPTIONS ON FOREIGN CURRENCIES, SECURITIES, AND SECURITIES INDICES. Neuberger&Berman INTERNATIONAL Portfolio may purchase and write put and call options on foreign currencies to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may also use options on foreign currencies to proxy-hedge. In addition, the Portfolio may purchase put and call options on currencies for non-hedging purposes when N&B Management expects that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered illiquid and subject to the restriction on illiquid securities.
   To realize greater income than would be realized on portfolio securities transactions alone, Neuberger&Berman INTERNATIONAL Portfolio may purchase and write put and call options on any securities in which it may invest or options on any securities index based on securities in which the Portfolio may invest.
   The Portfolio will not write a call option on a security or currency unless it owns the underlying security or currency or has the right to obtain it at no additional cost. The Portfolio pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities or currencies. The use of options could result in significant increases in the Portfolio's turnover rate.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Neuberger&Berman INTERNATIONAL Portfolio may enter into futures contracts on currencies, debt securities, interest rates, and securities indices and may purchase and sell options on such contracts on both U.S. and foreign exchanges. The Portfolio may engage in such transactions for hedging or non-hedging purposes. When the Portfolio purchases or sells a futures contract it generally becomes obligated to accept or make delivery of the currencies or securities underlying the contract at a specified price at a specified future time. The obligations of the parties under a futures contract are often closed out before the delivery date.

    GENERAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The primary risks in using put and call options, futures contracts, options on futures contracts, and forward contracts ("Financial Instruments") are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held by a Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial

Instruments when desired; (3) the fact that use of Financial Instruments is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those associated with selection of a Portfolio's securities; and (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. When a Portfolio uses Financial Instruments, the Portfolio will place cash or appropriate liquid securities in a segregated account, or will "cover" its position, to the extent required by SEC staff policy. Another risk of Financial Instruments is the possible inability of a Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. Losses that may arise from certain futures transactions are potentially unlimited.

    SHORT SALES. Neuberger&Berman INTERNATIONAL Portfolio may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that N&B Management believes possess volatility characteristics similar to those being hedged. The Portfolio also may use short sales in an attempt to realize gain. To effect a short sale, the Portfolio borrows a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay the lender any dividends and may be required to pay a premium or interest.
   Neuberger&Berman INTERNATIONAL Portfolio will realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Portfolio is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.
   Neuberger&Berman INTERNATIONAL Portfolio also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

    FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. In a when-issued or forward commitment transaction, Neuberger&Berman INTERNATIONAL Portfolio commits to purchase securities at a future date (generally within two months) and pays for the securities when they are delivered. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price. When-issued securities or securities subject to a forward commitment may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuations in the Fund's NAV.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security from a Federal Reserve member bank (or, in the case of Neuberger&Berman INTERNATIONAL Portfolio, also a foreign bank or a U.S. branch or agency of a foreign bank) or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Each Portfolio also may lend portfolio securities to banks, brokerage firms, or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of sellers and borrowers.

    REVERSE REPURCHASE AGREEMENTS. Neuberger&Berman INTERNATIONAL Portfolio may enter into reverse repurchase agreements. In such a transaction, the Portfolio sells a security to a bank or securities dealer and simultaneously agrees to repurchase it at a higher price on a specific date. The Portfolio will place cash or appropriate liquid securities in a segregated account to cover its obligations under reverse repurchase agreements. Such transactions may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage.

    OTHER INVESTMENTS. Although each Portfolio invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents.
   "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics. The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise.
   U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Fannie Mae (formerly, Federal National Mortgage Association), Freddie Mac (formerly, Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.
   Neuberger&Berman SOCIALLY RESPONSIVE Portfolio may invest up to 20% of its net assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. Neuberger& Berman SOCIALLY RESPONSIVE Portfolio does not intend to purchase any convertible securities that are not investment grade.
   Neuberger&Berman INTERNATIONAL Portfolio may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities. Neuberger&Berman PARTNERS Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade and Comparable Unrated Securities. Such securities may be considered predominantly speculative, although, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Neuberger&Berman INTERNATIONAL Portfolio and Neuberger&Berman PARTNERS Portfolio will invest in such securities only when N&B Management concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the SAI.
   Neuberger&Berman INTERNATIONAL Portfolio may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

USE OF JOINT PROSPECTUS AND STATEMENT
OF ADDITIONAL INFORMATION
   Each Fund and its corresponding Portfolio acknowledges that it is solely responsible for all information or lack of information about that Fund and Portfolio in this Prospectus or in the SAI, and no other Fund or Portfolio is responsible therefor. The trustees of the Trust and of the Managers Trusts have considered this factor in approving each Fund's use of a single combined Prospectus and combined SAI.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

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
FUNDS ELIGIBLE FOR EXCHANGE

EQUITY FUNDS
Neuberger&Berman Focus Fund
Neuberger&Berman Guardian Fund
Neuberger&Berman International Fund
Neuberger&Berman Manhattan Fund
Neuberger&Berman Partners Fund
Neuberger&Berman Socially Responsive Fund

MONEY MARKET FUNDS
Neuberger&Berman Government Money Fund
Neuberger&Berman Cash Reserves

BOND FUNDS
Neuberger&Berman Limited Maturity Bond Fund
Neuberger&Berman High Yield Bond Fund

MUNICIPAL FUNDS
Neuberger&Berman Municipal Money Fund
Neuberger&Berman Municipal Securities Trust

Neuberger&Berman, Neuberger&Berman Management Inc., and the above-named Funds are registered trademarks or service marks of Neuberger&Berman, LLC or Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Incorporated.

                                       65
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NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-

                      605 THIRD AVENUE 2ND FLOOR
                      NEW YORK, NY 10158-0180
                      SHAREHOLDER SERVICES
                      800.877.9700
                      www.nbfunds.com

















                      This wrapper is not part of the Prospectus.

                      [LOGO] PRINTED ON RECYCLED PAPER           NBEP00030398

                           KIRKPATRICK & LOCKHART LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                                 (202) 778-9000

                                 April 28, 1998

EDGAR FILING

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Neuberger & Berman Equity Funds:
                  Neuberger & Berman Focus Fund
                  Neuberger & Berman Genesis Fund
                  Neuberger & Berman Guardian Fund
                  Neuberger & Berman International Fund
                  Neuberger & Berman Manhattan Fund
                  Neuberger & Berman Partners Fund
                  Neuberger & Berman Socially Responsive Fund
                  1933 Act File No. 002-11357
                  1940 Act File No. 811-00582
                  ---------------------------

Dear Sir or Madam:

         Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a supplement dated May 4, 1998 to the current prospectus of the above-referenced series of Neuberger & Berman Equity Funds (each a "Fund"), dated December 15, 1997. This supplement contains disclosure regarding the closing of Neuberger & Berman Genesis Fund to new investors, the investment program of Neuberger & Berman Manhattan Portfolio and computer systems in the Year 2000. A supplement containing identical disclosure was previously filed on March 12, 1998. The purpose of this filing is to incorporate the previously filed supplement into the text of the Funds' prospectus and to make certain other clarifying changes.

         Please contact me at (202) 778-9342 if you have any questions about this filing.

                                             Sincerely,

                                             /s/ Beth A. Stekler
                                             -----------------------
                                             Beth A. Stekler

Enclosures